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                                                                    EXHIBIT 23.1

        As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of Registration Statement File No. 333-47197.

                                /s/ ARTHUR ANDERSEN LLP

Atlanta, GA

June 5, 1998